Exhibit 10.14(c)

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT (“Third Amendment”) is made and entered into on this 29th day of January, 2015, by and between 1300 E. ANDERSON LANE, LTD., as “LESSOR”, and ON-X LIFE TECHNOLOGIES, INC., as “LESSEE”.

RECITALS

A. LESSOR and LESSEE are parties to that certain Lease Agreement (“Original Lease”) dated March 2, 2009, for the lease of certain leased premises described as Building B (“Building B”) in the 1300 East Anderson Lane Business Park (“Project”), located at 1300 East Anderson Lane, Austin, Travis County, Texas (the “Land”). Building B contains approximately              square feet of space.

B. The Original Lease was amended by First Amendment to Lease Agreement dated November 15, 2012 (“First Amendment”), wherein LESSOR leased to LESSEE approximately              square feet, known as                                               of Building C, located at the Project (the “Building C Expansion Premises”) and by that certain Second Amendment to Lease Agreement dated as of the date hereof (“Second Amendment”) wherein LESSOR leased to LESSEE approximately              square feet known as “Building A” in the Project. The Original Lease, as amended by the First Amendment and the Second Amendment, and as further amended by this Third Amendment is hereinafter referred to as the “Lease”.

C. LESSOR and LESSEE desire to further amend the Lease to acknowledge LESSEE’s right to perform certain improvements to Building B, as more particularly set forth herein.

AGREEMENT

NOW THEREFORE, for and in consideration of the foregoing Recitals and the mutual covenants, agreements and benefits to be derived by the parties as set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, LESSOR and LESSEE agree to amend the Lease as follows:

1.	LESSEE shall have the right, as LESSEE’s sole cost and expense, to make those repairs and improvements to Building B described on Exhibit A attached hereto.

2.	All terms, covenants and conditions of the Lease shall remain in full force and effect according to the terms therein unless otherwise modified or changed by this Third Amendment.

3.	This Third Amendment, together with the Lease, embodies the entire agreement of the parties hereto, and incorporates all previous correspondence or communications, whether oral or written. The Lease, as amended hereby, can only be further modified or varied by written instrument subscribed to by all the parties hereto.

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1

Executed this 29th day of January, 2015.

LESSOR:	LESSEE:

1300 E. ANDERSON LANE, LTD.	ON-X TECHNOLOGIES, INC.
Texas Limited Partnership	a Delaware Corporation

BY: JOB Real Properties, Inc. a Texas
Corporation, its General Partner

By: /s/ Scott Prideaux	By: /s/ William McClellan
Scott Prideaux	William McClellan
Secretary/Treasurer	CFO, EVP of Finance

Signature Page to Third Amendment

Exhibit A

Description of Tenant Work on Building B

(to be attached)

1

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Existing

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ON-X-B9-13-14R 11/4/2014 Page: 13

Proposed

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Proposed

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